UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2019

Performance Food Group Company

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37578	43-1983182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12500 West Creek Parkway Richmond, Virginia	23238
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 484-7700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PFGC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 13, 2019, Performance Food Group Company (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders approved an amendment (the “Omnibus Incentive Plan Amendment”) to the Company’s 2015 Omnibus Incentive Plan (as amended by the Omnibus Incentive Plan Amendment, the “Amended Omnibus Incentive Plan”), which had been previously approved by the Company’s Board of Directors (the “Board”) subject to stockholder approval.

The Omnibus Incentive Plan Amendment, among other things, increases the maximum number of shares of the Company’s common stock that may be issued pursuant to the Amended Omnibus Incentive Plan by 4,000,000 shares to 14,000,000 shares.

The material terms of the Omnibus Incentive Plan Amendment are described under “Proposal 4 - Approve the Share Increase Amendment Under Our 2015 Omnibus Incentive Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 8, 2019 (the “Proxy Statement”). This description is incorporated by reference in this Current Report on Form 8-K.

The description of the material terms of the Omnibus Incentive Plan Amendment is qualified in its entirety by reference to the full text of the Omnibus Incentive Plan Amendment, which is filed as Exhibit 10.1 and incorporated by reference in this Current Report on Form 8-K.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders approved a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (as amended, the “Amended and Restated Certificate of Incorporation”) to (i) remove the supermajority voting requirement for amending the governing documents and removing directors and (ii) eliminate the prohibition against stockholders calling special meetings of stockholders.

On November 13, 2019, the Company filed with the Secretary of State of the State of Delaware the Amended and Restated Certificate of Incorporation, which became effective immediately.

The foregoing description of the Amended and Restated Certificate of Incorporation is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation, which is filed as Exhibit 3.1 and incorporated by reference in this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, stockholders voted on the matters disclosed in the Proxy Statement, as supplemented by the Supplement to the Proxy Statement filed on October 29, 2019. The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal No. 1 - Election of Directors

The Company’s stockholders elected the person listed below as a Class I director for a one-year term expiring at the Company’s 2020 annual meeting of stockholders or until his successor is duly elected and qualified:

	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
George L. Holm	95,961,897	343,964	1,350,698	2,554,194

The Board is in the process of considering candidates for the Board and expects to appoint replacements for the directors who did not stand for re-election in the near future.

Proposal No. 2 - Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2020.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
99,680,994	443,878	85,881	N/A

Proposal No. 3 - Advisory Vote on Executive Compensation

The Company’s stockholders approved, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
95,835,164	1,723,427	97,968	2,554,194

Proposal No. 4 - Approve the Share Increase Amendment under the Company’s 2015 Omnibus Incentive Plan

The Company’s stockholders approved the Omnibus Incentive Plan Amendment.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
94,819,762	2,744,039	92,758	2,554,194

Proposal No. 5 - Approve Company’s Employee Stock Purchase Plan

The Company’s stockholders approved the Company’s Employee Stock Purchase Plan.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
97,377,806	260,262	18,491	2,554,194

Proposal No. 6 - Approve Amended and Restated Certificate of Incorporation to Remove the Supermajority Voting Requirement for Amending the Governing Documents and Removing Directors

The Company’s stockholders approved the Amended and Restated Certificate of Incorporation to remove the supermajority voting requirement for amending the governing documents and removing directors.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
97,606,057	8,077	42,425	2,554,194

Proposal No. 7 - Approve Amended and Restated Certificate of Incorporation to Eliminate the Prohibition Against Stockholders Calling Special Meetings of Stockholders

The Company’s stockholders approved the Amended and Restated Certificate of Incorporation to eliminate the prohibition against stockholders calling special meetings of stockholders.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
97,190,284	375,711	90,564	2,554,194

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description

3.1	Amended and Restated Certificate of Incorporation of Performance Food Group Company

10.1	Amendment No. 1 to the 2015 Omnibus Incentive Plan (incorporated by reference to Exhibit A to the Company’s Definitive Proxy Statement on Schedule 14A filed on October 8, 2019 (File No. 001-37578))

99.1

“Proposal 4 - Approve the Share Increase Amendment Under Our 2015 Omnibus Incentive Plan” (incorporated by reference to the Company’s Definitive Proxy Statement on Schedule 14A filed on October 8, 2019 (File No. 001-37578))

104	Cover page Interactive Data File (embedded within Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFORMANCE FOOD GROUP COMPANY

Date: November 13, 2019	By:	/s/ A. Brent King
	Name:	A. Brent King
	Title:	Senior Vice President, General Counsel and Secretary